Exhibit 10.1

$550,000,000

GROUP 1 AUTOMOTIVE, INC.

4.000% Senior Notes due 2028

Purchase Agreement

August 3, 2020

J.P. Morgan Securities LLC

As Representative of the

several Initial Purchasers listed

in Schedule 1 hereto

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Ladies and Gentlemen:

Group 1 Automotive, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several initial purchasers listed in Schedule 1 hereto (the “Initial Purchasers”), for whom you are acting as representative (the “Representative”), $550,000,000 aggregate principal amount of its 4.000% Senior Notes due 2028 (the “Securities”). The Securities will be issued pursuant to an Indenture (the “Indenture”) to be dated as of the Closing Date (as defined below), among the Company, the guarantors listed in Schedule 2 hereto (the “Guarantors”) and Wells Fargo Bank, National Association, as trustee (the “Trustee”), and will be guaranteed on an unsecured senior basis by each of the Guarantors (the “Guarantees”).

The Securities will be sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the “Securities Act”), in reliance upon an exemption therefrom or in a transaction not subject thereto.

The Company and the Guarantors have prepared a preliminary offering memorandum dated August 3, 2020 (the “Preliminary Offering Memorandum”) and will prepare an offering memorandum dated the date hereof (the “Offering Memorandum”) setting forth information concerning the Company, the Guarantors, the Securities and the Guarantees. Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Company to the Initial Purchasers pursuant to the terms of this purchase agreement (this “Agreement”). The Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum, the other Time of Sale Information (as defined below) and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers in the manner contemplated by this Agreement. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Preliminary Offering Memorandum. References herein to the Preliminary Offering Memorandum, the Time of Sale Information and the Offering Memorandum shall be deemed to refer to and include any document incorporated by reference therein and any reference to “amend,” “amendment” or “supplement” with respect to the Preliminary Offering Memorandum or the Offering Memorandum shall be deemed to refer to and include any documents filed after such date and incorporated by reference therein.

At or prior to the time when sales of the Securities were first made by the Initial Purchasers (the “Time of Sale”), the Company had prepared the following information (collectively, the “Time of Sale Information”): the Preliminary Offering Memorandum, as supplemented and amended by the written communications listed on Annex A hereto.

The Company and the Guarantors hereby confirm their agreement with the several Initial Purchasers concerning the purchase and resale of the Securities, as follows:

1.    Purchase and Resale of the Securities.

(a)    The Company agrees to issue and sell the Securities to the several Initial Purchasers as provided in this Agreement, and each Initial Purchaser, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Company the respective principal amount of the Securities set forth opposite such Initial Purchaser’s name in Schedule 1 hereto at a price equal to 98.875% of the principal amount thereof plus accrued interest, if any, from August 17, 2020 to the Closing Date. The Company will not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein.

(b)    The Company understands that the Initial Purchasers intend to offer the Securities for resale on the terms set forth in the Time of Sale Information. Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

(i)    it is a qualified institutional buyer (“QIB”) within the meaning of Rule 144A under the Securities Act (“Rule 144A”) and an accredited investor within the meaning of Rule 501(a) of Regulation D under the Securities Act (“Regulation D”);

(ii)    it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act; and

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(iii)    it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities as part of their initial offering except:

(A)    to persons whom it reasonably believes to be QIBs in transactions pursuant to Rule 144A and in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of such Securities is aware that such sale is being made in reliance on Rule 144A; or

(B)    in accordance with the restrictions set forth in Annex C hereto.

(c)    Each Initial Purchaser acknowledges and agrees that the Company and, for purposes of the “no registration” opinions to be delivered to the Initial Purchasers pursuant to Sections 6(g) and 6(j) hereof, counsel for the Company and counsel for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers, and compliance by the Initial Purchasers with their agreements, contained in paragraph (b) above (including Annex C hereto), and each Initial Purchaser hereby consents to such reliance.

(d)    The Company acknowledges and agrees that the Initial Purchasers may offer and sell the Securities to or through any affiliate of an Initial Purchaser and that any such affiliate may offer and sell the Securities purchased by it to or through any Initial Purchaser; provided, however, that any such affiliate shall be subject to the same obligations as its affiliated Initial Purchaser hereunder, and that such Initial Purchaser shall be liable for any breach of these obligations by such affiliate.

(e)    The Company and the Guarantors acknowledge and agree that each Initial Purchaser is acting solely in the capacity of an arm’s length contractual counterparty to the Company and the Guarantors with respect to the offering of the Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company, the Guarantors or any other person. Additionally, neither the Representative nor any other Initial Purchaser is advising the Company, the Guarantors or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company and the Guarantors shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and neither the Representative nor any other Initial Purchaser shall have any responsibility or liability to the Company or the Guarantors with respect thereto. Any review by the Representative or any Initial Purchaser of the Company, the Guarantors and the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Representative or such Initial Purchaser, as the case may be, and shall not be on behalf of the Company, the Guarantors or any other person.

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2.    Payment and Delivery.

(a)    Payment for and delivery of the Securities will be made at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017 at 10:00 A.M., New York City time, on August 17, 2020, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representative and the Company may agree upon in writing. The time and date of such payment and delivery is referred to herein as the “Closing Date.”

(b)    Payment for the Securities shall be made by wire transfer in immediately available funds to the account(s) specified by the Company to the Representative against delivery to the nominee of The Depository Trust Company (“DTC”), for the account of the Initial Purchasers, of one or more global notes representing the Securities (collectively, the “Global Note”), with any transfer taxes payable in connection with the sale of the Securities duly paid by the Company. The Global Note will be made available for inspection by the Representative not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date.

3.    Representations and Warranties of the Company and the Guarantors. The Company and the Guarantors jointly and severally represent and warrant to each Initial Purchaser that:

(a)    Preliminary Offering Memorandum, Time of Sale Information and Offering Memorandum. The Preliminary Offering Memorandum, as of its date, did not, the Time of Sale Information, at the Time of Sale, did not, and at the Closing Date, will not, and the Offering Memorandum, in the form first used by the Initial Purchasers to confirm sales of the Securities and as of the Closing Date, will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company and the Guarantors make no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through you expressly for use in the Preliminary Offering Memorandum, the Time of Sale Information or the Offering Memorandum, it being understood and agreed that the only such information furnished by any Initial Purchaser consists of the information described as such in Section 7(b) hereof.

(b)    Additional Written Communications.    The Company and the Guarantors (including their agents and representatives, other than the Initial Purchasers in their capacity as such) have not prepared, used, authorized, approved or referred to and will not prepare, use, authorize, approve or refer to any written communication that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Company and the Guarantors or their agents and representatives (other than a communication referred to in clauses (i) and (ii) below) an “Issuer Written Communication”) other than (i) the Preliminary Offering Memorandum, (ii) the Offering Memorandum, (iii) the documents listed on Annex A hereto, including a pricing term sheet substantially in the form of Annex B hereto, which constitute part of the Time of Sale Information, and (iv) any electronic road show

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or other written communications, in each case used in accordance with Section 4(c) hereof. Each such Issuer Written Communication, when taken together with the Time of Sale Information at the Time of Sale, did not, and at the Closing Date will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company and the Guarantors make no representation or warranty with respect to any statements or omissions made in each such Issuer Written Communication in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representative expressly for use in any Issuer Written Communication.

(c)    Incorporated Documents. The documents incorporated by reference in each of the Time of Sale Information and the Offering Memorandum, when they were filed with the Securities and Exchange Commission (the “Commission”), conformed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the “Exchange Act”), and none of such documents included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Offering Memorandum, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act, and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)    Financial Statements. The financial statements, and the related notes thereto, of the Company included or incorporated by reference in the Time of Sale Information and the Offering Memorandum present fairly, in all material respects, the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their consolidated cash flows for the periods specified; and said financial statements have been prepared in conformity with United States generally accepted accounting principles and practices applied on a consistent basis throughout the periods covered thereby, except as described in the notes to such financial statements; and the other financial and statistical information and any other financial data included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum present fairly, in all material respects, the information purported to be shown thereby at the respective dates or for the respective periods to which they apply and, to the extent that such information is set forth in or has been derived from the financial statements and accounting books and records of the Company, have been prepared on a basis consistent with such financial statements and the books and records of the Company. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in each of the Preliminary Offering Memorandum, the Time of Sale Information and the Offering Memorandum fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto.

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(e)    No Material Adverse Change. Since the date of the most recent financial statements of the Company included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum, (i) there has not been any material change in the capital stock or material increase in long-term debt of the Company and its subsidiaries taken as a whole (other than floor plan borrowings in the ordinary course of business), or any issuance of any options, warrants, convertible securities or rights to purchase capital stock of the Company (other than for the issuance of options of the Company under the Company’s stock option and other similar officer, director or employee benefit plans existing on or prior to the date of this Agreement), or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole, nor have there been any dividends declared or paid except for quarterly dividends paid on the Company’s common stock in the ordinary course; and (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement that is material to the Company and its subsidiaries, taken as a whole, except in each case as otherwise disclosed in each of the Time of Sale Information and the Offering Memorandum. Neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in each of the Time of Sale Information and the Offering Memorandum.

(f)    Organization and Good Standing. The Company and each of its subsidiaries have been organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all corporate or other power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified, in good standing or to have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries taken as a whole or on the validity of the Securities and the Guarantees or performance by the Company and the Guarantors of their obligations under this Agreement, the Securities and the Guarantees (a “Material Adverse Effect”); and all the outstanding shares of capital stock or other equity interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, are owned directly or indirectly by the Company, free and clear of all liens, charges, encumbrances, equities, security interests, restrictions on voting or transfer or any other claims of any third party (collectively, “Liens”), except as disclosed in each of the Time of Sale Information and Offering Memorandum or where any failure of the capital stock or

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other equity interests of any subsidiary of the Company to be duly and validly authorized and issued, fully paid and non-assessable, or owned directly or indirectly or free and clear of all Liens would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(g)    Capitalization. As of June 30, 2020, the Company had or would have had, on a consolidated historical and as-adjusted basis, the capitalization as set forth in each of the Time of Sale Information and the Offering Memorandum under the caption “Capitalization” and all of the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable (except, in the case of any foreign subsidiary, for directors’ qualifying shares or as otherwise described in each of the Time of Sale Information and the Offering Memorandum).

(h)    Due Authorization. The Company has full right, power and authority to execute and deliver this Agreement, the Securities and the Indenture and each of the Guarantors have full right, power and authority to execute and deliver this Agreement and the Indenture (including each Guarantee set forth therein) (this Agreement, the Securities and the Indenture (including each Guarantee set forth therein, collectively, the “Transaction Documents”) and the Company and each of the Guarantors have full right, power and authority to perform their respective obligations under the Transaction Documents; and all action required to be taken by the Company and each of the Guarantors for the due and proper authorization, execution and delivery of each of the Transaction Documents to which it is a party and the consummation of the transactions contemplated thereby has been duly and validly taken.

(i)    This Purchase Agreement. This Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors.

(j)    The Indenture. The Indenture has been duly authorized by the Company and each of the Guarantors and on the Closing Date will be duly executed and delivered by the Company and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, laws relating to fraudulent conveyance, moratorium and laws of general applicability relating to or affecting creditors’ rights and general equity principles and an implied covenant of good faith (collectively, the “Enforceability Exceptions”).

(k)    The Securities and the Guarantees. The Securities have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the

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Indenture; and the Guarantees have been duly authorized by each of the Guarantors and, when the Securities have been duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be valid and legally binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(l)    Descriptions of the Transaction Documents. Each Transaction Document conforms in all material respects to the description thereof contained in each of the Time of Sale Information and the Offering Memorandum.

(m)    No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of its charter or bylaws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any property or asset of the Company or any of its subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(n)    No Conflicts. The execution, delivery and performance by the Company and each of the Guarantors of each of the Transaction Documents to which each is a party, the issuance and sale of the Securities and the issuance of the Guarantees and compliance by the Company and each of the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, result in the termination, modification or acceleration of, or result in the creation or imposition of any lien, charge or encumbrance upon any property or asset of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any property or asset of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or bylaws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority applicable to the Company and its subsidiaries, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, default or Lien that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(o)    No Consents Required. Except as disclosed in each of the Time of Sale Information and the Offering Memorandum, no consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or

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regulatory authority is required for the execution, delivery and performance by the Company and each of the Guarantors of each of the Transaction Documents to which each is a party, the issuance and sale of the Securities and the issuance of the Guarantees and compliance by the Company and each of the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for (i) such as have been, or will have been prior to the Closing Date, obtained and such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and resale of the Securities by the Initial Purchasers and (ii) such consents, approvals, authorizations, orders and registrations or qualifications for which the failure to obtain would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(p)    Legal Proceedings. Except as described in each of the Time of Sale Information and the Offering Memorandum, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or asset of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and, to the knowledge of the Company and the Guarantors, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(q)    Independent Accountants. Ernst & Young LLP, who have certified certain financial statements of the Company and its subsidiaries, and Deloitte & Touche LLP, who have reviewed certain financial statements of the Company and its subsidiaries, are each independent public accountants with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.

(r)    Real and Personal Property. The Company and its subsidiaries have good title to, or have rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Company and its subsidiaries, in each case free and clear of all Liens except such as are described in each of the Time of Sale Information and the Offering Memorandum and that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (ii) would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(s)    Intellectual Property. (i) To the knowledge of the Company and the Guarantors, the Company and its subsidiaries own or have the right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, domain names and other source indicators, copyrights and copyrightable works, know-how, trade secrets, systems, procedures, proprietary or confidential information and all other worldwide intellectual property, industrial property and proprietary rights (collectively, “Intellectual Property”) used in the conduct of their

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respective businesses; (ii) to the knowledge of the Company and any Guarantor, the Company and its subsidiaries’ conduct of their respective businesses does not infringe, misappropriate or otherwise violate any Intellectual Property of any person; (iii) the Company and its subsidiaries have not received any written notice of any claim relating to Intellectual Property; and (iv) to the knowledge of the Company and any Guarantor, the Intellectual Property of the Company and their subsidiaries is not being infringed, misappropriated or otherwise violated by any person.

(t)    Dealer Agreements. Except as described in each of the Time of Sale Information and Offering Memorandum, the Company or, if applicable, a subsidiary of the Company, has entered into a dealer agreement with each of the manufacturers listed on Schedule 3 hereto (collectively, the “Dealer Agreements”), each of which has been duly authorized, executed and delivered by the Company or the applicable subsidiary, is in full force and effect and constitutes the valid and binding agreement between the parties thereto, enforceable in accordance with its terms, subject to the Enforceability Exceptions and applicable federal and state franchise laws except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company or the applicable subsidiaries are in compliance with all terms and conditions of the Dealer Agreements, and, to the knowledge of the Company and the Guarantors, there has not occurred any default under any of the Dealer Agreements or any event that with the giving of notice or the lapse of time would constitute a default thereunder.

(u)    Investment Company Act. Neither the Company nor any of the Guarantors is, and after giving effect to the offering and sale of the Securities and the issuance of the Guarantees and the application of the proceeds thereof as described in each of the Time of Sale Information and the Offering Memorandum, none of them will be required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “Investment Company Act”).

(v)    Taxes. Except to the extent the failure to pay taxes or file tax returns would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company and its subsidiaries have paid all federal, state, local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof; and except as otherwise disclosed in each of the Time of Sale Information and the Offering Memorandum, there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets that would have, individually or in the aggregate, a Material Adverse Effect.

(w)    Licenses and Permits. The Company and its subsidiaries have all licenses, franchises, permits, authorizations, approvals and orders of and from all governmental and regulatory authorities that are necessary for the ownership, lease or operation of their respective properties or the conduct of their respective businesses as described in each

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of the Time of Sale Information and the Offering Memorandum except for such licenses, franchises, permits, authorizations, approvals and orders, the failure to obtain which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as described in each of the Time of Sale Information and the Offering Memorandum, neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, franchise, permit, authorization, approval or order or has any reason to believe that any such license, franchise, permit, authorization, approval or order will not be renewed in the ordinary course, except for such notices of revocations or modifications, the receipt of which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(x)    No Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company and the Guarantors, is contemplated or threatened. Neither the Company nor any of its subsidiaries has received any written notice of cancellation or termination with respect to any collective bargaining agreement to which it is a party.

(y)    Compliance With Environmental Laws. Except as disclosed in each of the Time of Sale Information and the Offering Memorandum, (i) the Company and its subsidiaries have obtained all permits, licenses and other authorizations required by applicable federal, state, local and foreign environmental law and regulation in order to conduct their businesses as described in each of the Time of Sale Information and Offering Memorandum and are conducting such businesses in compliance with such permits, licenses and authorizations and with applicable environmental laws and regulations, except where the failure to obtain such permits, licenses and authorizations and be in compliance with such permits, licenses, authorizations, laws and regulations would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (ii) neither the Company nor any of its subsidiaries is in violation of any applicable federal, state, local or foreign law or regulation relating to the protection of the environment (including natural resources), or the storage, handling, disposal, release or transportation of or exposure to hazardous or toxic materials, substances or wastes, pollutants or contaminants (including petroleum and petroleum products), which violation would reasonably be expected to have a Material Adverse Effect. Except as disclosed in each of the Time of Sale Information and the Offering Memorandum, (i) there are no proceedings that are pending, or, to the knowledge of the Company, contemplated, against the Company or any of its subsidiaries under any applicable environmental laws or regulations, other than such proceedings that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and, to the extent such proceedings involve a governmental entity as a party, which would both not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed and (ii) to the knowledge of the Company, there are no issues regarding compliance with applicable environmental laws and regulations, or liabilities or other obligations under applicable environmental laws and regulations or concerning hazardous or toxic materials, substances or wastes, pollutants or contaminants (including petroleum and petroleum products), that would reasonably be expected to have a Material Adverse Effect.

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(z)    Compliance with ERISA. (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or any member of its “Controlled Group” (defined as any entity, whether or not incorporated, that is under common control with the Company within the meaning of Section 4001(a)(14) of ERISA or any entity that would be regarded as a single employer with the Company under Section 414(b),(c),(m) or (o) of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan, excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no Plan has failed (whether or not waived), or is reasonably expected to fail, to satisfy the minimum funding standards (within the meaning of Section 302 of ERISA or Section 412 of the Code) applicable to such Plan; (iv) no Plan is, or is reasonably expected to be, in “at risk status” (within the meaning of Section 303(i) of ERISA), and no Plan that is a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA is in “endangered status” or “critical status” (within the meaning of Sections 304 and 305 of ERISA); (v) the fair market value of the assets of each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan); (vi) no “reportable event” (within the meaning of Section 4043(c) of ERISA and the regulations promulgated thereunder) has occurred or is reasonably expected to occur; (vii) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification; (viii) neither the Company nor any member of the Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guarantee Corporation, in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA); and (ix) none of the following events has occurred or is reasonably likely to occur: (A) a material increase in the aggregate amount of contributions required to be made to all Plans by the Company or its Controlled Group affiliates in the current fiscal year of the Company and its Controlled Group affiliates compared to the amount of such contributions made in the Company’s and its Controlled Group affiliates’ most recently completed fiscal year; or (B) a material increase in the Company and its subsidiaries’ “accumulated post-retirement benefit obligations” (within the meaning of Accounting Standards Codification Topic 715-60) compared to the amount of such obligations in the Company and its subsidiaries’ most recently completed fiscal year, except in each case with respect to the events or conditions set forth in (i) through (ix) hereof, as would not, individually or in the aggregate, have a Material Adverse Effect.

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(aa)    Disclosure Controls. The Company and its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(bb)    Accounting Controls. The Company and its subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with United States generally accepted accounting principles. The Company and its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in each of the Preliminary Offering Memorandum, the Time of Sale Information and the Offering Memorandum is prepared in accordance with the Commission’s rules and guidelines applicable thereto. Except as disclosed in each of the Time of Sale Information and the Offering Memorandum, there are no material weaknesses or significant deficiencies in the Company’s internal controls over financial reporting.

(cc)    No Restrictions on Subsidiaries. No subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock or similar ownership interest, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company, except for any such restrictions (i) contained in the Revolving Credit Facility (as defined in the Offering Memorandum) as described in each of the Time of Sale Information and the Offering Memorandum, or (ii) that will be permitted by the Indenture.

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(dd)    No Unlawful Payments. Neither the Company nor any of its subsidiaries, nor to the knowledge of the Company and each Guarantor, any director, officer or employee of the Company or any of its subsidiaries nor, to the knowledge of the Company and each of the Guarantors, any agent, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Company and its subsidiaries have instituted and maintain and enforce, policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(ee)    Compliance with Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where the Company or any of its subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental or regulatory agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company or any of the Guarantors, threatened.

(ff)    No Conflicts with Sanctions Laws. None of the Company, any of its subsidiaries, or, to the knowledge of the Company or any of the Guarantors, any director, officer, employee, agent, affiliate or representative of the Company or any of its subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. government, (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”) nor is the Company, any of its subsidiaries or any of the Guarantors located, organized or resident in a country or territory that is the subject or

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target of Sanctions, including, without limitation, Crimea, Cuba, Iran, North Korea and Syria (each, a “Sanctioned Country”); and the Company will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as initial purchaser, advisor, investor or otherwise) of Sanctions. For the past five years, the Company and its subsidiaries have not knowingly engaged in, and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(gg)    Solvency. On and immediately after the Closing Date, the Company and each Guarantor (after giving effect to the issuance and sale of the Securities, the issuance of the Guarantees and the other transactions related thereto as described in each of the Time of Sale Information and the Offering Memorandum) will be Solvent. As used in this paragraph, the term “Solvent” means, with respect to a particular date and entity, that on such date (i) the fair value (and present fair saleable value) of the assets of such entity is not less than the total amount required to pay the probable liability of such entity on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured; (ii) such entity is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business; (iii) assuming consummation of the issuance and sale of the Securities and the issuance of the Guarantees as contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum, such entity does not have, intend to incur or believe that it will incur debts or liabilities beyond its ability to pay as such debts and liabilities mature; (iv) such entity is not engaged in any business or transaction, and does not propose to engage in any business or transaction, for which its property would constitute unreasonably small capital; and (v) such entity is not a defendant in any civil action that would result in a judgment that such entity is or would become unable to satisfy.

(hh)    Rule 144A Eligibility. On the Closing Date, the Securities will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in an automated inter-dealer quotation system; and each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, includes or will include all the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

(ii)    No Integration. Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D) has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

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(jj)    No General Solicitation or Directed Selling Efforts. None of the Company or any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no representation is made) has (i) solicited offers for, or offered or sold, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act or (ii) engaged in any directed selling efforts within the meaning of Regulation S under the Securities Act (“Regulation S”), and all such persons have complied with the offering restrictions requirement of Regulation S.

(kk)    Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 1(b) hereof (including Annex C hereto) and their compliance with their agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

(ll)    No Stabilization. Neither the Company nor any of the Guarantors has taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(mm)    Margin Rules. Neither the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by the Company as described in each of the Time of Sale Information and the Offering Memorandum will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(nn)    Cybersecurity; Data Protection. The Company and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications and databases (collectively, “IT Systems”) are adequate in all material respects for, and operate and perform in all material respects as required in connection with, the operation of the business of the Company and its subsidiaries as currently conducted, and, to the knowledge of the Company and any Guarantor, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. The Company and its subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures and safeguards designed to maintain and to protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, data (collectively, “Personal Data”)) used in connection with their businesses, and there have, to the knowledge of the Company or any Guarantor, been no breaches, violations, outages or unauthorized uses of or accesses to same, except for

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those that have been remedied without material cost or liability or the duty to notify any other person, nor any incidents under internal review or investigations relating to the same. The Company and its subsidiaries are, to the knowledge of the Company and any Guarantor, presently in material compliance with all applicable laws or statutes and all applicable and mandatory judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal written policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access or modification.

4.    Further Agreements of the Company and the Guarantors. The Company and the Guarantors jointly and severally covenant and agree with each Initial Purchaser that:

(a)    Delivery of Copies. The Company will deliver, without charge, to the Initial Purchasers as many copies of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (including all amendments and supplements thereto) as the Representative may reasonably request.

(b)    Offering Memorandum, Amendments or Supplements. Before finalizing the Offering Memorandum or making or distributing any amendment or supplement to any of the Time of Sale Information or the Offering Memorandum or filing with the Commission prior to the Closing Date any document that will be incorporated by reference therein, the Company will furnish to the Representative and counsel for the Initial Purchasers a copy of the proposed Offering Memorandum or such amendment or supplement or document to be incorporated by reference therein for review, and will not distribute any such proposed Offering Memorandum, amendment or supplement or file any such document with the Commission to which the Representative reasonably objects.

(c)    Additional Written Communications. Before making, preparing, using, authorizing, approving or referring to any Issuer Written Communication, the Company and the Guarantors will furnish to the Representative and counsel for the Initial Purchasers a copy of such written communication for review and will not make, prepare, use, authorize, approve or refer to any such written communication to which the Representative reasonably objects.

(d)    Notice to the Representative. The Company will advise the Representative promptly, and confirm such advice in writing, (i) of the issuance by any governmental or regulatory authority of any order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum or the initiation or, to the Company’s knowledge, threatening of any proceeding for that purpose; (ii) of the occurrence of any event at any time prior to the completion of the initial offering of the Securities as a result of which any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum, as then amended or supplemented, would include any untrue statement of a material fact

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or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when such Time of Sale Information, Issuer Written Communication or the Offering Memorandum is delivered to a purchaser, not misleading; and (iii) of the receipt by the Company of any notice with respect to (A) any suspension of the qualification of the Securities for offer and sale in any jurisdiction or (B) the initiation or threatening of any proceeding for such purpose; and the Company will use its reasonable best efforts to prevent the issuance of any such order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum or suspending any such qualification of the Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(e)    Time of Sale Information. If at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Time of Sale Information, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement the Time of Sale Information to comply with law, the Company will promptly notify the Initial Purchasers thereof and forthwith prepare and, subject to Section 4(b) hereof, furnish to the Initial Purchasers such amendments or supplements to the Time of Sale Information (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in any of the Time of Sale Information as so amended or supplemented (including such documents to be incorporated by reference therein) will not, in the light of the circumstances under which they were made, be misleading or so that any of the Time of Sale Information will comply with law.

(f)    Ongoing Compliance of the Offering Memorandum. If at any time prior to the completion of the initial offering of the Securities (i) any event shall occur or condition shall exist as a result of which the Offering Memorandum, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Offering Memorandum to comply with law, the Company will promptly notify the Initial Purchasers thereof and forthwith prepare and, subject to Section 4(b) hereof, furnish to the Initial Purchasers such amendments or supplements to the Offering Memorandum (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in the Offering Memorandum as so amended or supplemented (including such document to be incorporated by reference therein) will not, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, be misleading or so that the Offering Memorandum will comply with law.

(g)    Blue Sky Compliance. The Company will qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request and will continue such qualifications in effect

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so long as required for the offering and resale of the Securities; provided that neither the Company nor any of the Guarantors shall be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(h)    Clear Market. During the period from the date hereof through and including the date that is 60 days after the date hereof, the Company and each of the Guarantors will not, without the prior written consent of the Representative, offer, sell, contract to sell or otherwise dispose of any debt securities issued or guaranteed by the Company or any of the Guarantors and having a tenor of more than one year.

(i)    Use of Proceeds. The Company will apply the net proceeds from the sale of the Securities as described in each of the Time of Sale Information and the Offering Memorandum under the heading “Use of proceeds.”

(j)    Supplying Information. While the Securities remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Company and each of the Guarantors will, during any period in which the Company is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon the request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

(k)    DTC. The Company will assist the Initial Purchasers in arranging for the Securities to be eligible for clearance and settlement through DTC.

(l)    No Resales by the Company. The Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been acquired by any of them, except for Securities purchased by the Company or any of its affiliates and resold in a transaction registered under the Securities Act.

(m)    No Integration. Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D) will, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

(n)    No General Solicitation or Directed Selling Efforts. None of the Company or any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no covenant is given) will (i) solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act or (ii) engage in any directed selling efforts within the meaning of Regulation S, and all such persons will comply with the offering restrictions requirement of Regulation S.

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(o)    No Stabilization. Neither the Company nor any of the Guarantors will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

5.    Certain Agreements of the Initial Purchasers. Each Initial Purchaser hereby represents and agrees that it has not and will not use, authorize use of, refer to or participate in the planning for use of, any written communication that constitutes an offer to sell or the solicitation of an offer to buy the Securities other than (i) the Preliminary Offering Memorandum and the Offering Memorandum, (ii) any written communication that contains either (A) no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) or (B) “issuer information” that was included (including through incorporation by reference) in the Time of Sale Information or the Offering Memorandum, (iii) any written communication listed on Annex A or prepared pursuant to Section 4(c) hereof (including any electronic road show), (iv) any written communication prepared by such Initial Purchaser and approved by the Company and the Representative in advance in writing or (v) any written communication relating to or that contains the preliminary or final terms of the Securities or their offering and/or other information that was included (including through incorporation by reference) in the Time of Sale Information or the Offering Memorandum.

6.    Conditions of Initial Purchasers’ Obligations. The obligation of each Initial Purchaser to purchase the Securities on the Closing Date as provided herein is subject to the performance by the Company and each of the Guarantors of their respective covenants and other obligations hereunder and to the following additional conditions:

(a)    Representations and Warranties. The representations and warranties of the Company and the Guarantors contained herein shall be true and correct on the date hereof and on and as of the Closing Date; and the statements of the Company, the Guarantors and their respective officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.

(b)    No Downgrade. Subsequent to the earlier of (i) the Time of Sale and (ii) the execution and delivery of this Agreement, (A) no downgrading shall have occurred in the rating accorded the Securities or any other debt securities or preferred stock issued or guaranteed by the Company or any of its subsidiaries by any “nationally recognized statistical rating organization,” as such term is defined under Section 3(a)(62) under the Exchange Act, and (B) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Securities or of any other debt securities or preferred stock issued or guaranteed by the Company or any of its subsidiaries (other than an announcement with positive implications of a possible upgrading).

(c)    No Material Adverse Change. Subsequent to the execution and delivery of this Agreement, no event or condition of a type described in Section 3(e) hereof shall have occurred or shall exist, which event or condition is not described in each of the Time of Sale Information (excluding any amendment or supplement thereto) and

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the Offering Memorandum (excluding any amendment or supplement thereto) and the effect of which in the reasonable judgment of the Representative makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum.

(d)    Officer’s Certificate. The Representative shall have received on and as of the Closing Date a certificate of an executive officer of the Company and of each Guarantor who has specific knowledge of the Company’s or such Guarantor’s financial matters and is satisfactory to the Representative (i) confirming that such officer has carefully reviewed the Time of Sale Information and the Offering Memorandum and, to the knowledge of such officer, the representations set forth in Sections 3(a) and 3(b) hereof are true and correct, (ii) confirming that the other representations and warranties of the Company and the Guarantors in this Agreement are true and correct and that the Company and the Guarantors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date and (iii) to the effect set forth in Section 6(b) and Section 6(c) hereof.

(e)    Comfort Letters. (i) On the date of this Agreement and on the Closing Date, Ernst & Young LLP shall have furnished to the Representative, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum; provided that the letter delivered on the Closing Date shall use a “cut-off” date no more than three business days prior to the Closing Date. (ii) On the date of this Agreement and on the Closing Date, Deloitte & Touche LLP shall have furnished to the Representative, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum; provided that the letter delivered on the Closing Date shall use a “cut-off” date no more than three business days prior to the Closing Date.

(f)    CFO Certificate. On the date of this Agreement and on the Closing Date, the Company shall have furnished to the Representative a certificate, dated the Closing Date and addressed to the Initial Purchasers, of its chief financial officer with respect to certain operational and financial data included in the Time of Sale Information and the Offering Memorandum, providing “management comfort” with respect to such information, in form and substance reasonably satisfactory to the Representative.

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(g)    Opinion and 10b-5 Statement of Counsel for the Company. On the Closing Date, Vinson & Elkins L.L.P., counsel for the Company, shall have furnished to the Representative, at the request of the Company, their written opinion and 10b-5 statement, dated the Closing Date and addressed to the Initial Purchasers, substantially in the form attached to Annex D hereto, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(h)    Opinion of Corporate Counsel for the Company. On the Closing Date, corporate counsel for the Company, shall have furnished to the Representative, at the request of the Company, his written opinion statement, dated the Closing Date and addressed to the Initial Purchasers, substantially in the form attached to Annex E hereto, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(i)    Opinion of Local Counsel. On the Closing Date, Woodburn and Wedge, counsel for the Guarantors organized in the State of Nevada, shall have furnished to the Representative, at the request of the Company, its written opinion, dated the Closing Date and addressed to the Initial Purchasers, substantially in the form attached to Annex F hereto, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(j)    Opinion and 10b-5 Statement of Counsel for the Initial Purchasers. The Representative shall have received on and as of the Closing Date an opinion and 10b-5 statement, addressed to the Initial Purchasers, of Simpson Thacher & Bartlett LLP, counsel for the Initial Purchasers, with respect to such matters as the Representative may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(k)    No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees.

(l)    Good Standing. The Representative shall have received by the Closing Date satisfactory evidence of the good standing of the Company and the Guarantors in their respective jurisdictions of organization and their good standing in such other jurisdictions as the Representative may reasonably request, each as of a recent date, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions, except, in the case of the Guarantors, for such evidence for which the failure to provide would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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(m)    DTC. The Securities shall be eligible for clearance and settlement through DTC.

(n)    Indenture and Securities. The Indenture shall have been duly executed and delivered by a duly authorized officer of the Company, each of the Guarantors and the Trustee, and the Securities shall have been duly executed and delivered by a duly authorized officer of the Company and duly authenticated by the Trustee.

(o)    Additional Documents. On or prior to the Closing Date, the Company and the Guarantors shall have furnished to the Representative such further certificates and documents as the Representative may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

7.    Indemnification and Contribution.

(a)    Indemnification of the Initial Purchasers. The Company and each of the Guarantors jointly and severally agree to indemnify and hold harmless each Initial Purchaser, its affiliates, directors and officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact included in the Preliminary Offering Memorandum, any of the other Time of Sale Information, any Issuer Written Communication or the Offering Memorandum (or any amendment or supplement thereto) or any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representative expressly for use therein, which information, the parties agree is limited to the information specified in Section 7(b) hereof.

(b)    Indemnification of the Company and the Guarantors. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, each of the Guarantors, each of their respective directors and officers and each person, if any, who controls the Company or any of the Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in Section 7(a) hereof, but only with respect to any losses, claims, damages or liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim

23

asserted, as such fees and expenses are incurred) that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum, any of the other Time of Sale Information, any Issuer Written Communication or the Offering Memorandum (or any amendment or supplement thereto), it being understood and agreed that the only such information consists of the information appearing in (i) the fifth and sixth sentences of the first paragraph under the caption “Risk factors—An active trading market for the notes does not exist and may not develop,” (ii) the third paragraph under the caption “Plan of Distribution” in the Offering Memorandum, (iii) the fourth and fifth sentences of the seventh paragraph under the caption “Plan of Distribution” in the Offering Memorandum and (iv) the first and sixth sentences of the ninth paragraph under the caption “Plan of Distribution” in the Offering Memorandum.

(c)    Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either Section 7(a) or Section 7(b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under Section 7(a) or Section 7(b) hereof except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under Section 7(a) or Section 7(b) hereof. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent in such proceeding the Indemnified Person and any others entitled to indemnification pursuant to this Section 7 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and

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expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for any Initial Purchaser, its affiliates, directors and officers and any control persons of such Initial Purchaser shall be designated in writing by the Representative and any such separate firm for the Company, the Guarantors, their respective directors and officers and any control persons of the Company and the Guarantors shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d)    Contribution. If the indemnification provided for in Section 7(a) or Section 7(b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such sections, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Guarantors on the one hand and the Initial Purchasers on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Securities and the total discounts and commissions received by the Initial Purchasers in connection therewith, as provided in this Agreement, bear to the aggregate offering price of the

25

Securities. The relative fault of the Company and the Guarantors on the one hand and the Initial Purchasers on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or any Guarantor or by the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)    Limitation on Liability. The Company, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 7(d) hereof. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in Section 7(d) hereof above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Initial Purchaser be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser with respect to the offering of the Securities exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute pursuant to this Section 7 are several in proportion to their respective purchase obligations hereunder and not joint.

(f)    Non-Exclusive Remedies. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

8.    Effectiveness of Agreement. This Agreement shall become effective as of the date first written above.

9.    Termination. This Agreement may be terminated in the absolute discretion of the Representative, by notice to the Company, if after the execution and delivery of this Agreement and on or prior to the Closing Date (a) trading generally shall have been suspended or materially limited on the New York Stock Exchange or the over-the-counter market; (b) trading of any securities issued or guaranteed by the Company or any of the Guarantors shall have been suspended on any exchange or in any over-the-counter market; (c) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (d) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representative, is material and adverse and makes it

26

impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum.

10.    Defaulting Initial Purchaser.

(a)    If, on the Closing Date, any Initial Purchaser defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder, the non-defaulting Initial Purchasers may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Initial Purchaser, the non-defaulting Initial Purchasers do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Initial Purchasers to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Initial Purchaser, either the non-defaulting Initial Purchasers or the Company may postpone the Closing Date for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Initial Purchasers may be necessary in the Time of Sale Information, the Offering Memorandum or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Time of Sale Information or the Offering Memorandum that effects any such changes. As used in this Agreement, the term “Initial Purchaser” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 10, purchases Securities that a defaulting Initial Purchaser agreed but failed to purchase.

(b)    If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in Section 10(a) hereof, the aggregate principal amount of such Securities that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder plus such Initial Purchaser’s pro rata share (based on the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder) of the Securities of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made.

(c)    If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in Section 10(a) hereof, the aggregate principal amount of such Securities that remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in Section 10(b) hereof, then this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers. Any termination of this Agreement pursuant to this Section 10 shall be without liability on the part of the Company or the Guarantors, except that the Company and each of the Guarantors will

27

continue to be liable for the payment of expenses as set forth in Section 11 hereof and except that the provisions of Section 7 hereof shall not terminate and shall remain in effect.

(d)    Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Company, the Guarantors or any non-defaulting Initial Purchaser for damages caused by its default.

11.    Payment of Expenses.

(a)    Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company and each of the Guarantors jointly and severally agree to pay or cause to be paid all costs and expenses actually incurred and incident to the performance of their respective obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any documentary, issue, stamp or transfer taxes payable in that connection; (ii) the costs incident to the preparation and printing of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (including any amendment or supplement thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the fees and expenses of the Company’s and the Guarantors’ counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Representative may designate and the preparation, printing and distribution of a Blue Sky memorandum (including the related fees and expenses of counsel for the Initial Purchasers); (vi) any fees charged by rating agencies for rating the Securities; (vii) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (viii) all expenses and application fees incurred in connection with the approval of the Securities for book-entry transfer by DTC; and (ix) all expenses incurred by the Company in connection with any “road show” presentation to potential investors (provided that the cost of any aircraft chartered in connection with the road show will be borne 100% by the Initial Purchasers). It is understood, however, that except as provided in Section 7 hereof and this Section 10(a), the Initial Purchasers will pay all of their costs and expenses, including fees and disbursements of their counsel (other than pursuant to clause (v) of this Section 10(a)) and any advertising expenses connected with any offers they may make.

(b)    If (i) this Agreement is terminated pursuant to Section 9 hereof, (ii) the Company for any reason fails to tender the Securities for delivery to the Initial Purchasers or (iii) the Initial Purchasers decline to purchase the Securities for any reason permitted under this Agreement, the Company and each of the Guarantors jointly and severally agree to reimburse the Initial Purchasers for all documented out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Initial Purchasers in connection with this Agreement and the offering contemplated hereby.

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12.    Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to herein, and the affiliates of each Initial Purchaser referred to in Section 7 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of the Securities from any Initial Purchaser shall be deemed to be a successor merely by reason of such purchase.

13.    Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Guarantors and the Initial Purchasers contained in this Agreement or made by or on behalf of the Company, the Guarantors or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Guarantors or the Initial Purchasers.

14.    Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act; and (d) the term “written communication” has the meaning set forth in Rule 405 under the Securities Act.

15.    Compliance with USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Initial Purchasers are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Initial Purchasers to properly identify their respective clients.

16.    Miscellaneous.

(a)    Authority of the Representative. Any action by the Initial Purchasers hereunder may be taken by J.P. Morgan Securities LLC on behalf of the Initial Purchasers, and any such action taken by J.P. Morgan Securities LLC shall be binding upon the Initial Purchasers.

(b)    Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Initial Purchasers shall be given to the Representative c/o J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179 (fax: 212-270-1063); Attention: Greg Spier. Notices to the Company and the Guarantors shall be given to them at Group 1 Automotive, Inc., 800 Gessner, Suite 500, Houston, TX 77024 (fax: 713-647-5869); Attention: General Counsel.

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(c)    Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(d)    Submission to Jurisdiction. The Company and each of the Guarantors hereby submit to the exclusive jurisdiction of the U.S. federal and New York state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Company and each of the Guarantors waive any objection which it may now or hereafter have to the laying of venue of any such suit or proceeding in such courts. Each of the Company and each of the Guarantors agrees that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Company and each Guarantor, as applicable, and may be enforced in any court to the jurisdiction of which Company and each Guarantor, as applicable, is subject by a suit upon such judgment.

(e)    Waiver of Jury Trial. Each of the parties hereto hereby waives any right to trial by jury in any suit or proceeding arising out of or relating to this Agreement.

(f)    Recognition of the U.S. Special Resolution Regimes.

(i)    In the event that any Initial Purchaser that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Initial Purchaser of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(ii)    In the event that any Initial Purchaser that is a Covered Entity or a BHC Act Affiliate of such Initial Purchaser becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Initial Purchaser are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in this Section 16(f):

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following: (A) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (B) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (C) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

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“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (A) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (B) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

(g)    Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

(h)    Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(i)    Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

[Signature pages follow.]

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If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

GROUP 1 AUTOMOTIVE, INC.

By:	/s/ Darryl M. Burman
Name:	Darryl M. Burman
Title:	Senior Vice President

Signature Page to Purchase Agreement

GUARANTORS:

Advantagecars.com, Inc., a Delaware corporation
Amarillo Motors-F, Inc., a Delaware corporation
Bob Howard Automotive-East, Inc., an Oklahoma corporation
Bob Howard Chevrolet, Inc., an Oklahoma corporation
Bob Howard Dodge, Inc., an Oklahoma corporation
Bob Howard Motors, Inc., an Oklahoma corporation
Bob Howard Nissan, Inc., an Oklahoma corporation
Chaperral Dodge, Inc., a Delaware corporation
Danvers-S, Inc., a Delaware corporation
Danvers-SB, Inc., a Delaware corporation
Danvers-T, Inc., a Delaware corporation
Danvers-TII, Inc., a Delaware corporation
Danvers-TL, Inc., a Delaware corporation
GPI AL-N, Inc., a Delaware corporation
GPI CA-DMII, Inc., a Delaware corporation
GPI CA-F, Inc., a Nevada corporation
GPI CA-SV, Inc., a Delaware corporation
GPI CA-TII, Inc., a Delaware corporation
GPI CC, Inc., a Delaware corporation
GPI GA Holdings, Inc., a Delaware corporation
GPI KS Motors, Inc., a Delaware corporation
GPI KS-SB, Inc., a Delaware corporation
GPI KS-SH, Inc., a Delaware corporation
GPI KS-SK, Inc., a Delaware corporation
GPI MS-H, Inc., a Delaware corporation
GPI MS-N, Inc., a Delaware corporation
GPI MS-SK, Inc., a Delaware corporation
GPI NH-T, Inc., a Delaware corporation
GPI NH-TL, Inc., a Delaware corporation
GPI NM-J, Inc., a New Mexico corporation
GPI NM-LRII, Inc., a New Mexico corporation
GPI NM-SB, Inc., a New Mexico corporation
GPI NM-SBII, Inc., a New Mexico corporation
GPI NM-TL, Inc., a New Mexico corporation
GPI NY Holdings, Inc., a Nevada corporation
GPI OK-HII, Inc., a Nevada corporation
GPI OK-SH, Inc., a Delaware corporation
GPI SAC-T, Inc., a Delaware corporation
GPI SC, Inc., a Delaware corporation
GPI SC Holdings, Inc., a Delaware corporation

By:	/s/ Darryl M. Burman
Name:	Darryl M. Burman
Title:	Vice President

Signature Page to Purchase Agreement

GPI SD-DC, Inc., a Delaware corporation
GPI TX-A, Inc., a Nevada corporation
GPI TX-AII, Inc., a Texas corporation
GPI TX-AIII, Inc., a Texas corporation
GPI TX-ARGMIII, Inc., a Nevada corporation
GPI TX-DMII, Inc., a Nevada corporation
GPI TX-DMIII, Inc., a Nevada corporation
GPI TX-DMIV, Inc., a Nevada corporation
GPI TX-EPGM, Inc., a Delaware corporation
GPI TX-F, Inc., a Delaware corporation
GPI TX-FM, Inc., a Nevada corporation
GPI TX-HAII, Inc., a Nevada corporation
GPI TX-HGM, Inc., a Delaware corporation
GPI TX-HGMII, Inc., a Nevada corporation
GPI TX-HGMIV, Inc., a Nevada corporation
GPI TX-HIII, Inc., a Texas corporation
GPI TX-NVI, Inc., a Nevada corporation
GPI TX-P, Inc., a Texas corporation
GPI TX-SBII, Inc., a Delaware corporation
GPI TX-SBIII, Inc., a Nevada corporation
GPI TX-SHII, Inc., a Delaware corporation
GPI TX-SK, Inc., a Delaware corporation
GPI TX-SKII, Inc., a Nevada corporation
GPI TX-SU, Inc., a Texas corporation
GPI TX-SV, Inc., a Delaware corporation
GPI TX-SVII, Inc., a Delaware corporation
GPI TX-SVIII, Inc., a Delaware corporation
Group 1 Associates, Inc., a Delaware corporation
Group 1 FL Holdings, Inc., a Delaware corporation
Group 1 Funding, Inc., a Delaware corporation
Group 1 LP Interests-DC, Inc., a Delaware corporation
Group 1 Realty, Inc., a Delaware corporation
Howard-GM II, Inc., a Delaware corporation
Howard-GM, Inc., a Delaware corporation
Howard-H, Inc., a Delaware corporation
Howard-HA, Inc., a Delaware corporation
Howard-SB, Inc., a Delaware corporation
HRI Procurement, Inc., a Texas corporation
Kutz-N, Inc., a Delaware corporation
Lubbock Motors, Inc., a Delaware corporation

By:	/s/ Darryl M. Burman
Name:	Darryl M. Burman
Title:	Vice President

Signature Page to Purchase Agreement

Lubbock Motors-F, Inc., a Delaware corporation
Lubbock Motors-GM, Inc., a Delaware corporation
Lubbock Motors-S, Inc., a Delaware corporation
Lubbock Motors-SH, Inc., a Delaware corporation
Lubbock Motors-T, Inc., a Delaware corporation
Maxwell Ford, Inc., a Delaware corporation
Maxwell-GMII, Inc., a Delaware corporation
Maxwell-N, Inc., a Delaware corporation
Maxwell-NII, Inc., a Delaware corporation
McCall-F, Inc., a Delaware corporation
McCall-H, Inc., a Delaware corporation
McCall-HA, Inc., a Delaware corporation
McCall-N, Inc., a Delaware corporation
McCall-SB Inc., a Delaware corporation
McCall-T, Inc., a Delaware corporation
McCall-TII, Inc., a Delaware corporation
McCall-TL, Inc., a Delaware corporation
Mike Smith Automotive-H, Inc., a Delaware corporation
Mike Smith Automotive-N, Inc., a Texas corporation
Mike Smith Autoplaza, Inc., a Texas corporation
Mike Smith Autoplex Dodge, Inc., a Texas corporation
Mike Smith Autoplex, Inc., a Texas corporation
Mike Smith Autoplex-German Imports, Inc., a Texas corporation
Mike Smith Imports, Inc., a Texas corporation
Miller Automotive Group, Inc., a California corporation
Miller-DM, Inc., a Delaware corporation
NJ-H, Inc., a Delaware corporation
NJ-HAII, Inc., a Delaware corporation
NJ-SV, Inc., a Delaware corporation
Rockwall Automotive-F, Inc., a Delaware corporation

By:	/s/ Darryl M. Burman
Name:	Darryl M. Burman
Title:	Vice President

Signature Page to Purchase Agreement

Baron Development Company, LLC, a Kansas limited liability company
Baron Leasehold, LLC, a Kansas limited liability company
By:	Baron Development Company, LLC, a Kansas limited liability company, its Sole Member
G1R Clear Lake, LLC, a Texas limited liability company
G1R Florida, LLC, a Delaware limited liability company
G1R Mass, LLC, a Delaware limited liability company
GPI SC-SBII, LLC, a Delaware limited liability company
Ivory Auto Properties of South Carolina, LLC, a South Carolina limited liability company
Tate CG, L.L.C., a Maryland limited liability company

By:	Group 1 Realty, Inc., a Delaware corporation,
its Sole Member

	By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President

Bohn-FII, LLC, a Delaware limited liability company
GPI LA-FII, LLC, a Delaware limited liability company
GPI LA-H, LLC, a Louisiana limited liability company
Harvey Ford, LLC, a Delaware limited liability company
By:	Bohn-FII, LLC, a Delaware limited liability company,
its Sole Member

Harvey GM, LLC, a Delaware limited liability company
Harvey Operations-T, LLC, a Delaware limited liability company
By:	Bohn Holdings, LLC, a Delaware limited liability company,
its Sole Member
	By:	Group 1 Automotive, Inc., a Delaware corporation,
its Sole Member

	By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Senior Vice President

GPI AL-SB, LLC, a Delaware limited liability company

By:	GPI AL-N, Inc. a Delaware corporation,
its Sole Member

	By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President

Signature Page to Purchase Agreement

GPI GA Liquidation, LLC, a Delaware limited liability company
GPI GA-CC, LLC, a Georgia limited liability company
GPI GA-CGM, LLC, a Nevada limited liability company
GPI GA-DM, LLC, a Delaware limited liability company
GPI GA-FII, LLC, a Delaware limited liability company
GPI GA-FIII, LLC, a Delaware limited liability company
GPI GA-FM, LLC, a Nevada limited liability company
GPI GA-SU, LLC, a Nevada limited liability company
GPI GA-T, LLC, a Delaware limited liability company
GPI GA-TII, LLC, a Nevada limited liability company

By:	GPI GA Holdings, Inc., a Delaware corporation,
its Sole Member

	By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President

GPI SC-SB, LLC, a Delaware limited liability company
GPI SC-T, LLC, a Delaware limited liability company

By:	GPI SC Holdings, Inc., a Delaware corporation,
its Sole Member

	By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President

GPI FL-A, LLC, a Nevada limited liability company
GPI FL-H, LLC, a Delaware limited liability company
GPI FL-VW, LLC, a Delaware limited liability company

By:	Group 1 FL Holdings, Inc., a Delaware corporation, its Sole Member

	By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President

Signature Page to Purchase Agreement

GPI NJ-HA, LLC, a Nevada limited liability company
GPI NJ-HII, LLC, a Nevada limited liability company

By:	NJ-H, Inc., a Delaware corporation, its Sole Member

	By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President

GPI NJ-SB, LLC, a Nevada limited liability company

By:	NJ-SV, Inc., a Delaware corporation, its Sole Member

	By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President

GPI NM-SC, LLC, a New Mexico limited liability company

By:	GPI NM-SB, Inc., a New Mexico corporation,
its Sole Member

	By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President

GPI NM-SCII, LLC, a New Mexico limited liability company
By:	GPI NM-SBII, Inc., a New Mexico corporation,
its Sole Member

	By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President

Signature Page to Purchase Agreement

Bohn Holdings, LLC, a Delaware limited liability company
Danvers-SU, LLC, a Delaware limited liability company
By:	Group 1 Holdings-S, L.L.C., a Delaware corporation,
its Sole Member
GPI MD-SB, LLC, a Delaware limited liability company
Group 1 Holdings-DC, L.L.C., a Delaware limited liability company
Group 1 Holdings-F, L.L.C., a Delaware limited liability company
Group 1 Holdings-GM, L.L.C., a Delaware limited liability company
Group 1 Holdings-H, L.L.C., a Delaware limited liability company
Group 1 Holdings-N, L.L.C., a Delaware limited liability company
Group 1 Holdings-S, L.L.C., a Delaware limited liability company
Group 1 Holdings-T, L.L.C., a Delaware limited liability company
Howard-DCIII, LLC, a Delaware limited liability company
Key Ford, LLC, a Delaware limited liability company

By:	Group 1 Automotive, Inc., a Delaware corporation,
its Sole Member

	By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Senior Vice President

Ira Automotive Group, LLC, a Delaware limited liability company

By:	Danvers-T, Inc., a Delaware corporation, its Sole Member

	By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President

GPI, Ltd., a Texas limited partnership
Rockwall Automotive-DCD, Ltd., a Texas limited partnership

By:	Group 1 Associates, Inc., a Delaware corporation,
its General Partner

	By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President

Signature Page to Purchase Agreement

Accepted: As of the date first written above

J.P. MORGAN SECURITIES LLC

For itself and on behalf of the several Initial Purchasers listed in Schedule 1 hereto.

By:	/s/ Blake Sitka
Authorized Signatory

Signature Page to Purchase Agreement

Schedule 1

Initial Purchaser	Principal Amount
J.P. Morgan Securities LLC	$192,500,000
Wells Fargo Securities, LLC	$192,500,000
BofA Securities, Inc.	$110,000,000
BBVA Securities Inc.	$27,500,000
Comerica Securities, Inc.	$13,750,000
U.S. Bancorp Investments, Inc.	$13,750,000

Total	$550,000,000

Schedule 1

Schedule 2

Guarantors

Company Name	Jurisdiction Organized	Jurisdiction - Foreign Qualification
Advantagecars.com, Inc.	Delaware	Texas
Amarillo Motors-F, Inc.	Delaware	Texas
Baron Development Company, LLC	Kansas
Baron Leasehold, LLC	Kansas
Bob Howard Automotive-East, Inc.	Oklahoma
Bob Howard Chevrolet, Inc.	Oklahoma
Bob Howard Dodge, Inc.	Oklahoma
Bob Howard Motors, Inc.	Oklahoma
Bob Howard Nissan, Inc.	Oklahoma
Bohn Holdings, LLC	Delaware	Louisiana
Bohn-FII, LLC	Delaware	Louisiana
Chaperral Dodge, Inc.	Delaware	Texas
Danvers-S, Inc.	Delaware	Massachusetts
Danvers-SB, Inc.	Delaware	New Hampshire
Danvers-SU, LLC	Delaware	Massachusetts
Danvers-T, Inc.	Delaware	Massachusetts
Danvers-TII, Inc.	Delaware	Massachusetts
Danvers-TL, Inc.	Delaware	Massachusetts
G1R Clear Lake, LLC	Texas
G1R Florida, LLC	Delaware	Florida
G1R Mass, LLC	Delaware	Massachusetts
GPI AL-N, Inc.	Delaware	Alabama
GPI AL-SB, LLC	Delaware	Alabama
GPI CA-DMII, Inc.	Delaware	California
GPI CA-F, Inc.	Nevada	California
GPI CA-SV, Inc.	Delaware	California
GPI CA-TII, Inc.	Delaware	California
GPI CC, Inc.	Delaware	Texas
GPI FL-A, LLC	Nevada	Florida
GPI FL-H, LLC	Delaware	Florida
GPI FL-VW, LLC	Delaware	Florida
GPI GA Holdings, Inc.	Delaware	Georgia
GPI GA Liquidation, LLC	Delaware
GPI GA-CC, LLC	Georgia
GPI GA-CGM, LLC	Nevada	Georgia
GPI GA-DM, LLC	Delaware	Georgia
GPI GA-FII, LLC	Delaware	Georgia

Schedule 2

Company Name	Jurisdiction Organized	Jurisdiction - Foreign Qualification
GPI GA-FIII, LLC	Delaware	Georgia
GPI GA-FM, LLC	Nevada	Georgia
GPI GA-SU, LLC	Nevada	Georgia
GPI GA-T, LLC	Delaware	Georgia
GPI GA-TII, LLC	Nevada	Georgia
GPI KS Motors, Inc.	Delaware	Kansas
GPI KS-SB, Inc.	Delaware	Kansas
GPI KS-SH, Inc.	Delaware	Kansas
GPI KS-SK, Inc.	Delaware	Kansas
GPI LA-FII, LLC	Delaware	Louisiana
GPI LA-H, LLC	Louisiana
GPI MD-SB, LLC	Delaware	Maryland
GPI MS-H, Inc.	Delaware	Mississippi
GPI MS-N, Inc.	Delaware	Mississippi
GPI MS-SK, Inc.	Delaware	Mississippi
GPI NH-T, Inc.	Delaware	New Hampshire
GPI NH-TL, Inc.	Delaware	New Hampshire
GPI NJ-HA, LLC	Nevada	New Jersey
GPI NJ-HII, LLC	Nevada	New Jersey
GPI NJ-SB, LLC	Nevada	New Jersey
GPI NM-J, Inc.	New Mexico
GPI NM-LRII, Inc.	New Mexico
GPI NM-SB, Inc.	New Mexico
GPI NM-SBII, Inc.	New Mexico
GPI NM-SC, LLC	New Mexico
GPI NM-SCII, LLC	New Mexico
GPI NM-TL, Inc.	New Mexico
GPI NY Holdings, Inc.	Nevada
GPI OK-HII, Inc.	Nevada	Oklahoma
GPI OK-SH, Inc.	Delaware	Oklahoma
GPI SAC-T, Inc.	Delaware	California
GPI SC Holdings, Inc.	Delaware	South Carolina
GPI SC, Inc.	Delaware	Texas
GPI SC-SB, LLC	Delaware	South Carolina
GPI SC-SBII, LLC	Delaware	South Carolina
GPI SC-T, LLC	Delaware	South Carolina
GPI SD-DC, Inc.	Delaware	California
GPI TX-A, Inc.	Nevada	Texas
GPI TX-AII, Inc.	Texas
GPI TX-AIII, Inc.	Texas
GPI TX-ARGMIII, Inc.	Nevada	Texas
GPI TX-DMII, Inc.	Nevada	Texas
GPI TX-DMIII, Inc.	Nevada	Texas

Schedule 2

Company Name	Jurisdiction Organized	Jurisdiction - Foreign Qualification
GPI TX-DMIV, Inc.	Nevada	Texas
GPI TX-EPGM, Inc.	Delaware	Texas
GPI TX-F, Inc.	Delaware	Texas
GPI TX-FM, Inc.	Nevada	Texas
GPI TX-HAII, Inc.	Nevada	Texas
GPI TX-HGM, Inc.	Delaware	Texas
GPI TX-HGMII, Inc.	Nevada	Texas
GPI TX-HGMIV, Inc.	Nevada	Texas
GPI TX-HIII, Inc.	Texas
GPI TX-NVI, INC.	Nevada	Texas
GPI TX-P, Inc.	Texas
GPI TX-SBII, Inc.	Delaware	Texas
GPI TX-SBIII, Inc.	Nevada	Texas
GPI TX-SHII, Inc.	Delaware	Texas
GPI TX-SK, Inc.	Delaware	Texas
GPI TX-SKII, Inc.	Nevada	Texas
GPI TX-SU, Inc.	Texas
GPI TX-SV, Inc.	Delaware	Texas
GPI TX-SVII, Inc.	Delaware	Texas
GPI TX-SVIII, Inc.	Delaware	Texas
GPI, Ltd.	Texas
Group 1 Associates, Inc.	Delaware	Texas
Group 1 FL Holdings, Inc.	Delaware	Florida
Group 1 Funding, Inc.	Delaware
Group 1 Holdings-DC, L.L.C.	Delaware
Group 1 Holdings-F, L.L.C.	Delaware
Group 1 Holdings-GM, L.L.C.	Delaware
Group 1 Holdings-H, L.L.C.	Delaware
Group 1 Holdings-N, L.L.C.	Delaware
Group 1 Holdings-S, L.L.C.	Delaware
Group 1 Holdings-T, L.L.C.	Delaware
Group 1 LP Interests-DC, Inc.	Delaware
Group 1 Realty, Inc. Note: Registered as G1R New Hampshire in New Hampshire Registered as Group 1 Realty, Inc. of Delaware in Louisiana	Delaware	Alabama, California, Florida, Georgia, Kansas, Louisiana, Maryland, Massachusetts, Mississippi, New Hampshire, New Jersey, New Mexico, Oklahoma, South Carolina, Texas
Harvey Ford, LLC	Delaware	Louisiana

Schedule 2

Company Name	Jurisdiction Organized	Jurisdiction - Foreign Qualification
Harvey GM, LLC	Delaware	Louisiana
Harvey Operations-T, LLC	Delaware	Louisiana
Howard-DCIII, LLC	Delaware	Oklahoma
Howard-GM II, Inc.	Delaware	Oklahoma
Howard-GM, Inc.	Delaware	Oklahoma
Howard-H, Inc.	Delaware	Oklahoma
Howard-HA, Inc.	Delaware	Oklahoma
Howard-SB, Inc.	Delaware	Oklahoma
HRI Procurement, Inc.	Texas	Alabama, California, Florida, Georgia, Kansas, Louisiana, Maryland, Massachusetts, Mississippi, New Hampshire, New Jersey, New Mexico, Oklahoma, South Carolina
Ira Automotive Group, LLC	Delaware	Massachusetts
Ivory Auto Properties of South Carolina, LLC	South Carolina
Key Ford, LLC	Delaware	Florida
Kutz-N, Inc	Delaware	Texas
Lubbock Motors, Inc.	Delaware	Texas
Lubbock Motors-F, Inc.	Delaware	Texas
Lubbock Motors-GM, Inc.	Delaware	Texas
Lubbock Motors-S, Inc.	Delaware	Texas
Lubbock Motors-SH, Inc.	Delaware	Texas
Lubbock Motors-T, Inc.	Delaware	Texas
Maxwell Ford, Inc.	Delaware	Texas
Maxwell-GMII, Inc.	Delaware	Texas
Maxwell-N, Inc.	Delaware	Texas
Maxwell-NII, Inc.	Delaware	Texas
McCall-F, Inc.	Delaware	Texas
McCall-H, Inc.	Delaware	Texas
McCall-HA, Inc.	Delaware	Texas
McCall-N, Inc.	Delaware	Texas
McCall-SB Inc.	Delaware	Texas
McCall-T, Inc.	Delaware	Texas
McCall-TII, Inc.	Delaware	Texas
McCall-TL, Inc.	Delaware	Texas
Mike Smith Automotive-H, Inc.	Delaware	Texas
Mike Smith Automotive-N, Inc.	Texas

Schedule 2

Company Name	Jurisdiction Organized	Jurisdiction - Foreign Qualification
Mike Smith Autoplaza, Inc.	Texas
Mike Smith Autoplex Dodge, Inc.	Texas
Mike Smith Autoplex, Inc.	Texas
Mike Smith Autoplex-German Imports, Inc.	Texas
Mike Smith Imports, Inc.	Texas
Miller Automotive Group, Inc.	California
Miller-DM, Inc.	Delaware	California
NJ-H, Inc.	Delaware	New Jersey
NJ-HAII, Inc.	Delaware	New Jersey
NJ-SV, Inc.	Delaware	New Jersey
Rockwall Automotive-DCD, Ltd.	Texas
Rockwall Automotive-F, Inc.	Delaware	Texas
Tate CG, L.L.C.	Maryland

Schedule 2

Schedule 3

Dealer Agreements

DEALERSHIP	DATE OF AGREEMENT	AGREEMENT
ACURA

Bob Howard Acura	04/09/2003	Sales & Service Agreement

Sterling McCall Acura	02/20/2003	Sales & Service Agreement

Boardwalk Acura	10/04/2006	Sales & Service Agreement

Elite Acura	10/04/2006	Sales & Service Agreement

Sterling McCall Acura Sugar Land	11/09/2018	Sales & Service Agreement

AUDI

Audi Peabody	04/04/2000	Dealer Agreement

Audi Grapevine	3/23/2015	Dealer Agreement

Audi North Miami	04/01/2015	Dealer Agreement

Audi Fort Worth	08/14/2017	Dealer Agreement

Audi El Paso	01/29/2018	Dealer Agreement

BMW

Advantage BMW Advantage BMW of Clear Lake MINI of Clear Lake	10/01/2010 05/01/2010	Center Agreement MINI Dealer Agreement

BMW of Stratham	10/01/2010	Car Center Agreement

BMW of Tulsa	10/01/2010	Car Center Agreement

Mike Smith BMW	10/01/2010	Car Center Agreement

Schedule 3

DEALERSHIP	DATE OF AGREEMENT	AGREEMENT
BMW of Arlington MINI of Arlington	11/11/13	Car Center Agreement MINI Dealer Agreement

BMW of Atlantic City	10/01/2010	Car Center Agreement

Baron BMW/MINI	10/01/2010	Car Center Agreement MINI Dealer Agreement

BMW of Columbia	10/01/2010	Car Center Agreement

BMW/MINI of Annapolis	10/01/2010	Car Center Agreement MINI Dealer Agreement

BMW of Mobile	10/01/2010	Car Center Agreement

BMW/MINI of El Paso	04/18/2011	Car Center Agreement MINI Dealer Agreement

Hilton Head BMW	01/26/2012	Car Center Agreement

Sandia BMW MINI	07/11/2019	Car Center Agreement MINI Dealer Agreement

Sandia BMW Motorcycles	07/11/2019	Motorcycle Dealer Agreement

Santa Fe BMW MINI	07/11/2019	Car Center Agreement MINI Dealer Agreement

Santa Fe BMW Motorcycles	07/11/2019	Motorcycle Dealer Agreement

CHRYSLER GROUP, LLC

Bob Howard Chrysler Dodge Jeep Ram	01/27/2003	Sales & Service Agreement

South Pointe Chrysler Dodge Jeep Ram	07/16/2007	Sales & Service Agreement

Dallas Chrysler Dodge Jeep Ram	06/30/2003	Sales & Service Agreement

Mike Smith Chrysler Dodge Jeep Ram	08/18/2005	Term Sales & Service Agreement

Rockwall Chrysler Dodge Jeep Ram	05/26/2005	Term Sales & Service Agreement

FORD/LINCOLN MERCURY

Bohn Ford	02/04/2002	Sales & Service Agreement

Gene Messer Ford of Amarillo Gene Messer Lincoln of Amarillo	06/02/1999	Sales & Service Agreement

Schedule 3

DEALERSHIP	DATE OF AGREEMENT	AGREEMENT
Gene Messer Ford Gene Messer Lincoln	06/02/1999	Sales & Service Agreement

Jim Tidwell Ford	10/01/2005	Term Sales & Service Agreement

Maxwell Ford	08/31/1998	Sales & Service Agreement

Rockwall Ford	06/02/1999	Sales & Service Agreement

Rivertown Ford	12/10/2012	Term Sales & Service Agreement

Rountree Ford Rountree Lincoln	06/24/2013	Term Sales & Service Agreement

Shamaley Ford	06/13/2013	Sales & Service Agreement

Sterling McCall Ford	02/21/2011	Sales & Service Agreement

World Ford Pensacola	12/01/1999	Sales & Service Agreement

GENERAL MOTORS, LLC

Bob Howard Chevrolet	11/01/2005	Sales & Service Agreement

Bob Howard Buick GMC	08/24/2006	Sales & Service Agreement

Cadillac of Arlington	11/11/2013	Sales & Service Agreement

Bohn Buick GMC	11/01/2005	Sales & Service Agreement

Freedom Chevrolet	11/01/2005	Sales & Service Agreement

Gene Messer Chevrolet	11/01/2005	Sales & Service Agreement

Rivertown Buick GMC	12/09/2013	Sales & Service Agreement

Shamaley Buick	06/13/2011	Sales & Service Agreement

Smicklas Chevrolet	11/01/2005	Sales & Service Agreement

South Pointe Chevrolet	11/01/2005	Sales & Service Agreement

Sterling McCall Buick GMC	10/01/2013	Sales & Service Agreement

Sterling McCall Cadillac	10/11/2011	Sales & Service Agreement

Sterling McCall Chevrolet	07/21/2014	Sales & Service Agreement

Schedule 3

DEALERSHIP	DATE OF AGREEMENT	AGREEMENT

GENESIS

Genesis of Southwest Houston	12/12/2018	Dealer Sales & Service Agreement

HONDA

Boardwalk Honda	10/04/2006	Sales & Service Agreement

Bob Howard Honda	02/20/2003	Sales & Service Agreement

Fernandez Honda	08/06/2018	Sales & Service Agreement

Honda of Bay County	05/14/2012	Sales & Service Agreement

Honda of Slidell	08/06/2018	Sales & Service Agreement

Mike Smith Honda	02/26/2003	Sales & Service Agreement

Pat Peck Honda	08/28/2006	Sales & Service Agreement

South Pointe Honda	09/30/2013	Sales & Service Agreement

Sterling McCall Honda	11/17/2003	Sales & Service Agreement

HYUNDAI

Bob Howard Hyundai	10/22/2012	Term Dealer Sales and Service Agreement

Gene Messer Hyundai	03/29/2002	Sales & Service Agreement

Sterling McCall Hyundai	04/14/2009	Sales & Service Agreement

Sterling McCall Hyundai South Loop	04/27/2012	Term Dealer Sales and Service Agreement

JAGUAR

Jaguar Albuquerque	07/24/2017	Dealer Agreement

KIA

Gene Messer Kia	08/24/1999	Sales & Service Agreement

Pat Peck Kia	08/29/2006	Sales & Service Agreement

Shawnee Mission Kia	12/31/2012	Sales & Service Agreement

Kia of South Austin	05/14/2014	Sales & Service Agreement

LAND ROVER

Land Rover Albuquerque	07/24/2017	Dealer Agreement/Grant of Franchise

Land Rover Santa Fe	07/24/2017	Dealer Agreement/Grant of Franchise

Schedule 3

DEALERSHIP	DATE OF AGREEMENT	AGREEMENT

LEXUS

Ira Lexus	06/20/2020	Dealer Agreement

Ira Lexus of Manchester	01/10/2006	Dealer Agreement

Sterling McCall Lexus Sterling McCall Lexus of Clear Lake	11/12/2001	Dealer Agreement

Lexus of Albuquerque Lexus of Santa Fe	12/09/2019	Dealer Agreement

MERCEDES-BENZ

Mercedes-Benz of Augusta Sprinter of Augusta	12/17/2007	Passenger Car Retailer Agreement Light Truck Retailer Agreement Commercial Vehicle Dealer Agreement

Mercedes-Benz of Beaumont	11/01/1998	Light Truck Dealer Agreement Passenger Car Dealer Agreement
	11/11/2014	Commercial Vehicle Dealer Agreement

Mercedes-Benz of Beverly Hills	07/12/2004	Light Truck Car Dealer Agreement Passenger Car Dealer Agreement
	06/06/2014	Commercial Vehicle Dealer Agreement

Mercedes-Benz of Boerne	08/18/2014	Passenger Car Dealer Agreement Light Truck Dealer Agreement Commercial Vehicle Dealer Agreement

Mercedes-Benz of Clear Lake	04/26/2014	Passenger Car Dealer Agreement Light Truck Dealer Agreement Commercial Vehicle Dealer Agreement

Mercedes-Benz of Georgetown Sprinter of Georgetown	09/28/2015	Light Truck Dealer Agreement Passenger Car Dealer Agreement Commercial Vehicle Dealer Agreement

NISSAN

Bob Howard Nissan	01/16/2002	Sales & Service Agreement

Cedar Park Nissan	04/20/2017	Sales & Service Agreement

Courtesy Nissan	01/16/2002	Sales & Service Agreement

Mike Smith Nissan	01/16/2002	Sales & Service Agreement

Nissan of Mobile	08/29/2006	Sales & Service Agreement

Pat Peck Nissan (Gulfport)	08/29/2006	Sales & Service Agreement

Round Rock Nissan	01/16/2002	Sales & Service Agreement

Schedule 3

DEALERSHIP	DATE OF AGREEMENT	AGREEMENT
Town North Nissan	09/01/2002	Sales & Service Agreement

Sterling McCall Nissan	06/04/2002	Sales & Service Agreement

PORSCHE

Porsche El Paso	01/11/2019	Sales & Service Agreement

SMART

smart center Beverly Hills	07/01/2011	smart Passenger Car Dealer Agreement

smart center Georgetown	09/28/2015	smart Passenger Car Dealer Agreement

SUBARU

Ira Subaru	01/01/2006	Dealer Agreement

Rivertown Subaru	12/09/2013	Dealer Agreement

Subaru El Paso	01/29/2018	Dealer Agreement

TOYOTA

Bob Howard Toyota	10/26/2005	Dealer Agreement

Bohn Toyota	08/19/2003	Dealer Agreement

Folsom Lake Toyota	08/22/2006	Dealer Agreement

Gene Messer Toyota	06/12/2002	Dealer Agreement

Ira Toyota	01/22/2002	Dealer Agreement

Ira Toyota II/Ira Toyota of Tewksbury	11/29/2004	Dealer Agreement

Ira Toyota of Manchester	08/21/2008	Dealer Agreement

Miller Toyota of Anaheim	07/31/2006	Dealer Agreement

Rivertown Toyota	12/09/2013	Dealer Agreement

Sterling McCall Toyota	07/13/2005	Dealer Agreement

Sterling McCall Toyota of Fort Bend	07/18/2003	Dealer Agreement

Toyota of Rock Hill	04/12/2010	Dealer Agreement

World Toyota	09/20/2005	Dealer Agreement

VOLKSWAGEN

Gene Messer Volkswagen	01/19/2000	Dealer Agreement

Schedule 3

DEALERSHIP	DATE OF AGREEMENT	AGREEMENT
Volkswagen Kearny Mesa	10/11/2011	Dealer Agreement

Volkswagen of Beaumont	12/20/2011	Dealer Agreement

Volkswagen of Alamo Heights	01/16/2012	Dealer Agreement

Volkswagen of Panama City	05/14/2012	Dealer Agreement

Schedule 3

ANNEX A

Additional Time of Sale Information

1.    Pricing term sheet containing the terms of the Securities and the Guarantees, substantially in the form of Annex B.

Schedule 3

ANNEX B

Pricing Term Sheet, dated August 3, 2020

to Preliminary Offering Memorandum dated August 3, 2020

Strictly Confidential

Group 1 Automotive, Inc.

This pricing term sheet is qualified in its entirety by reference to the Preliminary Offering Memorandum (the “Preliminary Offering Memorandum”). The information in this pricing term sheet supplements the Preliminary Offering Memorandum and updates and supersedes the information in the Preliminary Offering Memorandum to the extent it is inconsistent with the information in the Preliminary Offering Memorandum. Terms used and not defined herein have the meanings assigned in the Preliminary Offering Memorandum.

The notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction. The notes may not be offered or sold in the United States or to U.S. persons (as defined in Regulation S) except in transactions exempt from, or not subject to, the registration requirements of the Securities Act. Accordingly, the notes are being offered only to (1) persons reasonably believed to be “qualified institutional buyers” as defined in Rule 144A under the Securities Act and (2) outside the United States to non-U.S. persons in compliance with Regulation S under the Securities Act.

Issuer:	Group 1 Automotive, Inc.

Security description:	4.000% Senior Notes due 2028 (the “Notes”)

Distribution:	Rule 144A/Reg S; no registration rights

Size:	$550,000,000

Maturity:	August 15, 2028

Coupon:	4.000%

Issue price:	100.000% of principal amount, plus accrued interest, if any, from August 17, 2020

Yield to maturity:	4.000%

Spread to benchmark Treasury:	+354 basis points

Benchmark Treasury:	UST 2.875% due August 15, 2028

Interest Payment Dates:	February 15 and August 15, commencing February 15, 2021

Record Dates:	February 1 and August 1

Equity clawback:	Up to 40% at 104.000% prior to August 15, 2023

Optional redemption:	Make-whole call at T+50 bps prior to August 15, 2023 then:

	On or after:	Price:
	August 15, 2023	102.000%
	August 15, 2024	101.333%
	August 15, 2025	100.667%
	August 15, 2026 and thereafter	100.000%

Change of control:	Puttable at 101% of principal plus accrued and unpaid interest to, but excluding, the repurchase date.

Trade date:	August 3, 2020

Settlement date:	August 17, 2020 (T+10). It is expected that delivery of the notes will be made against payment therefor on or about August 17, 2020, which is the tenth business day following the date hereof (such settlement cycle being referred to as “T+10”). Under Rule 15c6-1 under the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in two business days unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the notes on the date of pricing or the next seven business days will be required, by virtue of the fact that the notes initially will settle in T+10, to specify an alternative settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the notes who wish to trade the notes prior to the second business day before the settlement date should consult their own advisors.

CUSIP:	Rule 144A: 398905AN9 Reg S: U03903AE8

ISIN:	Rule 144A: US398905AN98 Reg S: USU03903AE82

Denominations/Multiple:	$2,000 x $1,000

Bookrunners:	J.P. Morgan Securities LLC Wells Fargo Securities, LLC BofA Securities, Inc. BBVA Securities Inc.

Co-Managers:	Comerica Securities, Inc. U.S. Bancorp Investments, Inc.

This material is confidential and is for your information only and is not intended to be used by anyone other than you. This information does not purport to be a complete description of these notes or the offering. Please refer to the Preliminary Offering Memorandum for a complete description.

This communication is being distributed in the United States solely to persons reasonably believed to be Qualified Institutional Buyers, as defined in Rule 144A under the Securities Act, and outside the United States solely to Non-U.S. persons as defined under Regulation S.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded. Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.

ANNEX C

Restrictions on Offers and Sales Outside the United States

In connection with offers and sales of Securities outside the United States:

(a)    Each Initial Purchaser acknowledges that the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act.

(b)    Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

(i)    Such Initial Purchaser has offered and sold the Securities, and will offer and sell the Securities, (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Securities and the Closing Date, only in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act.

(ii)    None of such Initial Purchaser or any of its affiliates or any other person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and all such persons have complied and will comply with the offering restrictions requirement of Regulation S.

(iii) At or prior to the confirmation of sale of any Securities sold in reliance on Regulation S, such Initial Purchaser will have sent to each distributor, dealer or other person receiving a selling concession, fee or other remuneration that purchases Securities from it during the distribution compliance period a confirmation or notice to substantially the following effect:

The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities and the date of original issuance of the Securities, except in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act. Terms used above have the meanings given to them by Regulation S.

C-1

(iv)    Such Initial Purchaser has not and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Company.

Terms used in paragraph (a) and this paragraph (b) of this Annex C and not otherwise defined in this Agreement have the meanings given to them by Regulation S.

C-2

ANNEX D

Opinion of Outside Counsel for the Company and the Covered Guarantors

(1)

The Company is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in each of the Time of Sale Information and the Offering Memorandum.

(2)

Each of the Guarantors formed or incorporated in the states of Delaware or Texas (the “Covered Guarantors”) is validly existing as a corporation, limited liability company or limited partnership, as the case may be, in good standing under the laws of the jurisdiction of its organization, with corporate, limited liability company or limited partnership, as the case may be, power and authority to own its properties and conduct its business as described in each of the Time of Sale Information and the Offering Memorandum, except where the failure to have such power or authority would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(3)	The Purchase Agreement has been duly authorized, executed and delivered by the Company and the Covered Guarantors.

(4)

The Indenture has been duly authorized, executed and delivered by the Company and each of the Covered Guarantors and, assuming due authorization, execution and delivery thereof by the Trustee and the other Guarantors, constitutes a valid and legally binding agreement of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, subject to the Enforceability Exceptions.

(5)

The Securities have been duly authorized, executed and delivered by the Company and, when duly authenticated as provided in the Indenture and paid for as provided in this Agreement, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(6)

The Guarantees have been duly authorized by each of the Covered Guarantors and, assuming the Guarantees have been duly authorized by the other Guarantors, when each global certificate representing the Securities has been duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided in this Agreement, will constitute valid and legally binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(7)

None of (i) the execution, delivery and performance by the Company and each of the Covered Guarantors of each of the Transaction Documents to which each is a party, (ii) the issuance and sale of the Securities by the Company and the issuance of the Guarantees by the Covered Guarantors to the Initial Purchasers in accordance with the terms of this Agreement and the Indenture and (iii) compliance by the Company and the Covered Guarantors with the provisions of the Transaction Documents and the consummation of the transactions contemplated therein will (a) result in a breach or violation of any document or agreement filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, (b) result in any violation of the provisions of the Restated Certificate of Incorporation or Amended and Restated Bylaws of the Company or the charter documents of the Covered Guarantors or (c) result in a violation of the Delaware LP Act, the Delaware LLC Act, the DGCL, New York law, Texas law or federal law, or any order, rule or regulation known to such counsel of any Texas, New York, Delaware or federal court or governmental agency or body having jurisdiction over the Company or any of the Covered Guarantors or any of their properties (except that such counsel need express no opinion with respect to compliance with the anti-fraud provisions of Federal or state securities laws or Blue Sky laws with respect to this subparagraph (7)), except in the case of clauses (a) and (c) for such breaches or violations that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or that could violate public policy relating thereto.

(8)

Except as described in the Time of Sale Information and the Offering Memorandum, no consent, approval, authorization, order, registration or qualification (“consent”) under the Delaware LP Act, the Delaware LLC Act, the DGCL, New York law, Texas law or federal law or federal court or governmental agency or body described in subparagraph (c) of paragraph (7) above is required for the issuance and sale of the Securities by the Company and the issuance of the Guarantees by the Covered Guarantors to the Initial Purchasers in accordance with the terms of this Agreement and the Indenture, or the consummation by the Company and the Covered Guarantors of the transactions contemplated by the Transaction Documents, except such as have been obtained and such consents as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Initial Purchasers and except where failure to obtain such consent would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and except for such consents which (i) may be required under applicable state securities laws in connection with the purchase and resale of the Securities by the Initial Purchasers, (ii) have been or, prior to the Closing Date, will be obtained or made, or (iii) if not obtained, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or materially impair the ability of the Company or the Covered Guarantors to perform their obligations under the Transaction Documents.

(9)

Neither the Company nor any of the Guarantors is and, after giving effect to the offering and sale of the Securities and the issuance of the Guarantees and the application of the proceeds thereof as described in each of the Time of Sale Information and the Offering Memorandum, will be required to register as an “investment company” as defined in the Investment Company Act of 1940, as amended.

(10)

No registration of the Securities or the Guarantees under the Securities Act, and no qualification of an indenture under the Trust Indenture Act of 1939, as amended, with respect thereto, is required for the offer, sale and initial resale of the Securities and Guarantees by the Initial Purchasers in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum.

(11)

The statements in each of the Time of Sale Information and the Offering Memorandum under the caption “Description of notes,” to the extent they constitute a summary of the terms of the Securities, the Guarantees and the Indenture, and under the caption “Certain United States federal income tax considerations,” insofar as they constitute summaries of matters of U.S. federal income tax law, are accurate in all material respects.

(12)

Each document incorporated by reference in the Time of Sale Information and the Offering Memorandum (other than the financial statements, including the notes thereto, and financial statement schedules and other financial and accounting information included therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, appear on their face to be appropriately responsive in all material respects to the requirements of the Exchange Act.

Such counsel shall also state that they have reviewed the Time of Sale Information and the Offering Memorandum and participated in conferences with officers and other representatives of the Company and the Covered Guarantors, representatives of the independent registered public accounting firm of the Company and representatives of the Initial Purchasers and their counsel, at which the contents of the Time of Sale Information and the Offering Memorandum and any amendment and supplement thereto and related matters were discussed. The purpose of such counsel’s professional engagement was not to establish or confirm factual matters set forth in the Time of Sale Information and the Offering Memorandum, and such counsel has not undertaken to verify independently any of the factual matters in such documents. Moreover, many of the determinations required to be made in the preparation of the Time of Sale Information and the Offering Memorandum involve matters of a non-legal nature. Accordingly, such counsel shall not pass upon, and shall not assume responsibility for the accuracy, completeness or fairness of the statements included in the Time of Sale Information and the Offering Memorandum and any amendment or supplement thereto (except as expressly provided above). Subject to the foregoing, and on the basis of such participation described above (and relying as to factual matters upon statements of fact made to us by representatives of the Company and the Guarantors), such counsel shall advise the Initial Purchasers that no facts have come to such counsel’s attention that lead such counsel to believe that: (a) the Time of Sale Information, at the Time of Sale (which such counsel may assume to be the date of this Agreement), included any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (b) the Offering Memorandum or any amendment or supplement thereto, as of its date and the Closing Date, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that in each case, such counsel need not express any belief with respect to (i) the financial statements and related schedules, including the notes and schedules thereto and the auditor’s report thereon or (ii) any other financial or accounting information, in each case included in or omitted from the Time of Sale Information and the Offering Memorandum.

In rendering such opinion, such counsel may rely as to matters of fact on certificates of responsible officers of the Company and the Guarantors and public officials that are furnished to the Initial Purchasers.

The opinion of counsel described above shall be rendered to the Initial Purchasers at the request of the Company and shall so state therein.

ANNEX E

Opinion of Corporate Counsel for the Company and the Guarantors

(1)

The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(2)

The Company has the corporate power and authority to execute and deliver each of the Transaction Documents and to perform its obligations thereunder; and all action required to be taken for the due and proper authorization, execution and delivery by the Company of each of the Transaction Documents and the consummation by the Company of the transactions contemplated by the Transaction Documents has been duly and validly taken.

(3)

Each subsidiary of the Company that is organized in the state of Delaware or Texas has been duly incorporated or formed and is validly existing as a corporation, limited liability company or limited partnership in good standing under the laws of the state of its incorporation or formation with power and authority (corporate and other) to own its properties and conduct its business as described in each of the Time of Sale Information and the Offering Memorandum.

(4)

Each Guarantor that is organized in the state of Delaware or Texas has the corporate power and authority to execute and deliver each of the Transaction Documents and to perform its obligations thereunder; and all action required to be taken for the due and proper authorization, execution and delivery by each such Guarantor of each of the Transaction Documents and the consummation by each such Guarantor of the transactions contemplated thereby has been duly and validly taken.

(5)

To such counsel’s knowledge, other than as disclosed in each of the Time of Sale Information and the Offering Memorandum, there are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or its subsidiaries is or may be the subject which, if determined adversely to the Company or such subsidiaries, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

In rendering such opinion, such counsel may rely as to matters of fact on certificates of responsible officers of the Company and the Guarantors and public officials that are furnished to the Initial Purchasers.

The opinion of counsel described above shall be rendered to the Initial Purchasers at the request of the Company and shall so state therein.

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ANNEX F

Opinion of Local Counsel for Guarantors

(1)

Each of the Corporate Covered Guarantors has been duly organized and is validly existing as a corporation, in good standing under the laws of the State of Nevada, with corporate power and authority to own its properties and conduct its business as described in each of the Time of Sale Information and the Offering Memorandum.

(2)

Each of the LLC Covered Guarantors has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Nevada, with limited liability company power and authority to own its properties and conduct its business as described in each of the Time of Sale Information and the Offering Memorandum.

(3)	The Purchase Agreement has been duly authorized, and to the extent that Nevada law governs such issues, executed and delivered by the Covered Guarantors.

(4)	The Indenture has been duly authorized, and to the extent that Nevada law governs such issues, executed and delivered by each of the Covered Guarantors.

(5)	The Guarantees have been duly authorized and issued by each of the Covered Guarantors.

(6)

None of the (i) execution, delivery and performance by the Covered Guarantors of each of the Transaction Documents to which each is a party, (ii) issuance of the Guarantees by the Covered Guarantors to the Initial Purchasers in accordance with the terms of the Purchase Agreement and the Indenture, (iii) compliance by the Covered Guarantors with the provisions of the Transaction Documents and (iv) consummation of the transactions contemplated therein will (a) result in any violation of the provisions of the organizational documents of the Covered Guarantors or (b) result in a violation of any Nevada statute or any order, rule or regulation of the State of Nevada known to such counsel of any Nevada court or governmental agency or body having jurisdiction over the Covered Guarantors or any of their properties, (except that such counsel need express no opinion with respect to compliance with the anti-fraud provisions of state securities laws or Blue Sky laws with respect to this paragraph (6)(b)), except for such breaches or violations that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or such breaches or violations that arise from a violation of public policy.

(7)

No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body described in subparagraph (b) of paragraph (6) above is required for the issuance of the Guarantees by the Covered Guarantors, or the consummation by the Covered Guarantors of the transactions contemplated by the Transaction Documents, except such as have been obtained and such consents, approvals, authorizations, registrations or qualifications as may be required under state

F-1

securities or blue sky laws in connection with the purchase and distribution of the Securities by the Initial Purchasers, to which we offer no opinion, and except where failure to obtain such consent, approval, authorization, order, registration or qualification would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and except for such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and resale of the Securities by the Initial Purchasers.

In rendering such opinion, such counsel may rely as to matters of fact on certificates of responsible officers of the Company and the Guarantors and public officials that are furnished to the Initial Purchasers.

The opinion of counsel described above shall be rendered to the Initial Purchasers at the request of the Company and shall so state therein.

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